                                                                    EXHIBIT 99.1

              VIRATA REPORTS ITS FIRST QUARTER FISCAL 2002 RESULTS

SANTA CLARA, Calif., July 25, 2001 - Virata(R) Corporation [Nasdaq: VRTA] today reported results for its first quarter fiscal 2002 ended July 1, 2001. Revenues for the first quarter were $20.3 million, an increase of five percent over revenues of $19.4 million for the fourth fiscal quarter of 2001 and a 27 percent reduction compared with net revenues for the first fiscal quarter of 2001. The as-adjusted loss per share of 15 cents compares with an as-adjusted loss of 23 cents in the prior quarter and an as-adjusted profit of 2 cents in the corresponding quarter last year.

         "Industry analysts project that global DSL installs will more than double this year based on continuing strong consumer demand for broadband services," said Charles Cotton, CEO of Virata. "While there is always the potential for swings in channel inventories in a fast-growing market, we believe the brunt of the correction is now behind us. Virata is well-positioned in key growth markets including China, Germany, Japan and Taiwan."

Quarter Highlights

     . Virata announced the release of an 802.11b reference design for manufacturers of wireless devices, such as wireless access points, and wireless-to-Ethernet or wireless-to-broadband routers.

     . Virata also announced the world's first turnkey multi-platform embedded UPnP software solution which the company believes will bring everyday home appliances and consumer electronics products to life as it enables them to intelligently communicate with each other and with the outside world through a UPnP-powered residential gateway.

     . Virata integrated key security software into release 8.0 of its ISOS platform meaning customers will be able to quickly add security features with minimal cost and development time.

     . Zhone Technologies has licensed Virata's vCore DSP software, which includes signaling, fax relay, voice processing and voice compression algorithms and protocols, making Virata the sole provider of critical DSP software for all of Zhone's existing and future converged network products.

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     .    At the Supercomm show in Atlanta, Virata announced and demonstrated that it was the first vendor to integrate the DSL Forum's recently ratified TR-37 auto-configuration guidelines into a technology platform.

     . Virata's Aluminum 200 shdsl chipset successfully achieved interoperability with other suppliers of this new symmetric DSL technology.

Financial Results Detailed

          Excluding amortization of purchased intangible assets, UK National Insurance Contribution on stock options, non-cash stock compensation expense and restructuring charges, Virata reported an as-adjusted net loss of $9.3 million, or $0.15 per pro forma basic and diluted share for the first fiscal quarter; compared with a loss of $14.2 million, or $0.23 per pro forma basic and diluted share in the prior quarter and a $1.0 million as-adjusted net income for the same quarter one year ago, or $0.02 per pro forma basic and diluted share. The company reported a GAAP net loss of $44.6 million or $0.71 per basic and diluted share for the first fiscal quarter of 2001. This compares to a net loss of $42.0 million or $0.67 per basic and diluted share in the prior quarter and a net loss for the same quarter one year ago of $12.8 million or $0.26 per basic and diluted share.

About Virata

          Virata provides communications software and semiconductors to manufacturers of DSL, wireless, satellite, and other broadband networking equipment. Virata's suite of processor-independent software products provide developers with complete, field-proven implementations of networking functions, including ATM, MPLS, and web servers, removing the need to write and validate new software code.

          Virata also pre-integrates its extensive suite of communications software with its powerful and cost-effective communications processors to create Integrated Software on Silicon(TM) (ISOS(TM)) products. These ISOS solutions assist customers in developing a diverse range of broadband wireless and wireline equipment including DSL modems, gateways, routers, and integrated access devices targeted at the voice and high-speed data network access and customer premises markets. Virata's products also help equipment manufacturers to simplify product development, reduce the time it takes for products to reach the market and focus resources on product differentiation and improvement.

         Virata is a principal member of the ATM Forum, Bluetooth SIG organization, the DSL Forum, HomePNA, ITU, MPLS Forum, OpenDSL consortium and UPnP Forum. A publicly traded company on the Nasdaq Stock Market, Virata was founded in 1993 and is headquartered in Santa Clara, California. For more information, please visit www.virata.com.

                                       ###

Virata is a registered trademark and Helium, Beryllium, Aluminum, ISOS and Integrated Software on Silicon are trademarks of Virata Corporation. All other trade, product, or service names referenced in this release may be trademarks or registered trademarks of their respective holders.

Except for historical information contained herein, this press release contains forward-looking statements that involve risks and uncertainties. Actual results may differ materially. Due to increasing uncertainties in the company's market, the company's degree of visibility on future revenues and earnings and associated confidence level in forecast information is less than in past quarters. Factors that might cause a difference include, but are not limited to, those relating to general business and economic conditions, evolving industry standards, the pace of development and market acceptance of our products, those of our customers and the DSL market generally, the rate of DSL deployments, commercialization and technological delays or difficulties, changes in customer order patterns and the product volume of such orders, the financial condition of our customers, risks of customer loss, the impact of competitive products and technologies, competitive pricing pressures, manufacturing availability and risks, dependence on third party suppliers, the uncertainties associated with international operations, the possibility of our products infringing patents and other intellectual property of third parties, risks due to limited protection of our intellectual property, product defects, costs of product development, our ability to attract and retain employees, the company's ability to extract value from acquisitions, manufacturing and government regulation and other risk factors listed from time to time in the reports and other documents Virata files with the Securities and Exchange Commission, including without limitation, the report on Form 10-K for the 12 months ended April 1, 2001. Virata assumes no obligation to revise or update the forward-looking statements contained in this press release to reflect events or circumstances after the date hereof.

Virata Contacts:        Kelly Karr (PR)          James Fraser, CFA
----------------        408-566-1026             Director of Investor Relations
                        kkarr@virata.com         408-566-1098
                                                 jfraser@virata.com

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                               VIRATA CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                            (in thousands, unaudited)


                                                                                  July 1,            April 1,
                                                                                   2001                2001
                                                                              ---------------     --------------
ASSETS
Current assets:
         Cash and cash equivalents                                            $     256,686       $     321,923
         Short-term investments                                                     173,474             166,007
         Accounts receivable, net                                                     6,715              14,093
         Inventories                                                                 13,854              19,664
         Other current assets                                                         7,553               4,647
                                                                              ---------------     --------------
                  Total current assets                                              458,282             526,334

Property and equipment, net                                                          18,483              15,881
Intangible assets, net                                                              319,020             346,947
Long-term investments                                                                66,151               9,640
Other assets                                                                          5,244               6,095
                                                                              ---------------     --------------
                  Total assets                                                $     867,180       $     904,897
                                                                              ===============     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
         Accounts payable                                                     $       4,683       $      10,167
         Accrued liabilities                                                         10,933               2,372
         Accrued employee benefits                                                    4,526               4,591
         Accrued National Insurance Contribution on options                           6,895               6,945
         Deferred revenue                                                             4,004               3,809
         Capital lease obligations, current                                           1,871               1,351
                                                                              ---------------     --------------
                  Total current liabilities                                          32,912              29,235

Capital lease obligations, long-term                                                  1,007               1,367
Other long-term liabilities                                                             333                 311
                                                                              ---------------     --------------
                   Total liabilities                                                 34,252              30,913
                                                                              ---------------     --------------

Stockholders' equity:
         Common stock                                                                    64                  63
         Additional paid-in capital                                               1,138,797           1,136,581
         Accumulated other comprehensive income                                         706                 752
         Unearned stock compensation                                                (13,514)            (14,900)
         Accumulated deficit                                                       (293,125)           (248,512)
                                                                              ---------------     --------------
                  Total stockholders' equity                                        832,928             873,984
                                                                              ---------------     --------------
                  Total liabilities and stockholders' equity                  $     867,180       $     904,897
                                                                              ===============     ==============


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                               VIRATA CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (in thousands, except per share data, unaudited)


                                                                                 Three Months Ended
                                                                                July 1,             July 2,
                                                                                 2001                2000
                                                                            ---------------     --------------
Revenues:
   Semiconductor                                                            $      17,345       $      21,465
   License                                                                          1,141               4,157
   Services and royalty                                                             1,693                 968
   Systems                                                                             98               1,106
                                                                            ---------------     --------------
     Total revenues                                                                20,277              27,696
                                                                            ---------------     --------------
Cost of revenues:
   Semiconductor                                                                   10,682              14,092
   License                                                                             --                 124
   Services and royalty                                                               486                 186
   Systems                                                                            183                 458
                                                                            ---------------     --------------
     Total cost of revenues                                                        11,351              14,860
                                                                            ---------------     --------------
   Gross profit                                                                     8,926              12,836
                                                                            ---------------     --------------
Operating expenses:
   Research and development                                                        12,945               5,032
   Selling and marketing                                                            5,343               4,366
   General and administrative                                                       4,806               3,318
   Restructuring costs                                                              6,038                  --
   National Insurance Contribution on options                                          --               2,520
   Amortization of intangible assets                                               27,927               9,949
   Amortization of stock compensation                                               1,386                 150
   Acquired in-process research and development                                        --               1,170
                                                                            ---------------     --------------
     Total operating expenses                                                      58,445              26,505
                                                                            ---------------     --------------
Loss from operations                                                              (49,519)            (13,669)
Interest and other income, net                                                      4,906                 884
                                                                            ---------------     --------------
Net loss                                                                    $     (44,613)      $     (12,785)
                                                                            ===============     ==============

Basic and diluted net loss per share                                        $       (0.71)      $       (0.26)
                                                                            ===============     ==============
Weighted average common shares - basic and diluted                                 63,097              48,417
                                                                            ===============     ==============

Adjusted basic and diluted net income (loss) per share (A)                  $       (0.15)      $        0.02
                                                                            ===============     ==============
Pro forma weighted average common shares - basic                                   63,097              48,417
                                                                            ===============     ==============
Pro forma weighted average common shares - diluted (B)                             63,097              55,311
                                                                            ===============     ==============


(A) Adjusted net income (loss) per share excludes the restructuring costs, the National Insurance Contribution on options, amortization of intangible assets, amortization of stock compensation, and acquired in-process research and development charges. Total charges of $35,351 and $13,789 were excluded for the three month periods ended July 1, 2001 and July 2, 2000, respectively. The pro forma adjusted income does not include the pro forma impact of income tax.

(B) Pro forma weighted average diluted shares include approximately 6,894 potential common shares issuable upon the exercise of stock options and warrants for the three month period ended July 2, 2000, using the treasury stock method